EXHIBIT 10.49

REDWOOD TRUST, INC.
Amendment No. 1 to the Distribution Agreement
August 15, 2023
Wells Fargo Securities, LLC
500 West 33rd Street, 14th Floor
New York, New York 10001
J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179
Credit Suisse Securities (USA) LLC
11 Madison Avenue
New York, New York 10010
Citizens JMP Securities, LLC
600 Montgomery Street, Suite 1100
San Francisco, California 94111
Nomura Securities International, Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019
Mischler Financial Group, Inc.
1111 Bayside Drive, Suite 100
Corona del Mar, CA 92625
Ladies and Gentlemen:
Reference is made to the Distribution Agreement, dated March 4, 2022 (the “Agreement”), among Redwood Trust, Inc., a Maryland corporation (the “Company”), and Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC, Citizens JMP Securities, LLC, Nomura Securities International, Inc. and Mischler Financial Group, Inc., as an agent and/or principal under any Terms Agreement (the “Post-Termination Agents”) with respect to the issuance and sale from time to time by the Company of shares of Common Stock, par value, $0.01 per share of the Company having an aggregate Gross Sales Price of up to $175,000,000 on the terms set forth in the Agreement.
J.P. Morgan Securities LLC (“J.P. Morgan,” together with the Post-Termination Agents, and each an “Agent”, the “Agents”) delivered a Notice of Termination of Distribution Agreement, dated May 12, 2022, to the Company pursuant to Section 8(b)(i) of the Agreement, whereby J.P. Morgan terminated the Agreement with respect to itself, effective as of May 12, 2022.
In connection with the foregoing, the Company and the Agents wish to amend the Agreement pursuant to Section 18 thereof through this Amendment No. 1 to the Agreement (this “Amendment”) to re-include J.P. Morgan and to make certain related changes to the Agreement with effect on and after the date hereof (the “Effective Date”).

SECTION 1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned thereto in the Agreement.
SECTION 2. Amendments.
(a)Addressees:
(i)The addressees on page 1 of the Agreement are amended to add the following after the address of Wells Fargo Securities LLC and before the address of Credit Suisse Securities (USA) LLC:
J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179
(b)Introductory Paragraph:
(i)The definitions of “Agent” and “Agents” in the introductory paragraph on page 1 of the Agreement are amended to add “J.P. Morgan Securities LLC” after “Wells Fargo Securities, LLC” and before “Credit Suisse Securities (USA) LLC.”
(c)Exhibits:
(i)Each of the introductory paragraphs in Exhibits A, B and D of the Agreement is hereby amended to add “J.P. Morgan Securities LLC” after “Wells Fargo Securities, LLC” and before “Credit Suisse Securities (USA) LLC.”
(d)Section 15 (Notices):
(i)Section 15 of the Agreement is hereby amended and restated as follows (additions are indicated in bold type and underline and deletions are indicated in bold type and strikethrough):
All notices and other communications under this Agreement and any Terms Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notice to the Agents shall be delivered or sent to (i) Wells Fargo Securities, LLC, 500 West 33rd Street, New York, New York 10001, Attention: Equity Syndicate Department (fax: (212) 214-5918); (ii) J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, (fax: 212-622-8358), Attention: Equity Syndicate Desk; (iii) Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010-3649, (fax: 212-325-4296), Attention: IBCM-Legal; ~~(iii)~~(iv) Citizens JMP Securities, LLC, 600 Montgomery Street, Suite 1100, San Francisco, CA 94111, (email: syndicate@jmpsecurities.com), Attention: Equity Syndicate Department; ~~(iv)~~(v) Nomura Securities International, Inc., Worldwide Plaza, 309 West 49th Street, New York, New York 10019, Attention: Equity Capital Markets, Americas, email: atmexecution@nomura.com, fax: 646-587-9562 with a copy to the Head of IBD Legal, fax: 646-587-9548); and ~~(v)~~(vi) Mischler Financial Group, Inc., 1111 Bayside Drive, Suite 100, Corona del Mar, CA 92625, Attention: Capital Markets Office, email: jmaher@gtsmischler.com, fax: (203) 276-6686 with a copy to Rob Karr and Doyle L. Holmes, fax: (203) 276-6686 / (949) 720-0229; and if to the Company, shall be delivered or sent to One Belvedere Place, Suite 300, Mill Valley, California 94941, (fax: 415-381- 1773), Attention: Andrew Stone, Chief Legal Officer (andy.stone@redwoodtrust.com), with a copy, which shall not constitute notice, to Latham & Watkins LLP, 650 Town Center Drive, 20th

Floor, Costa Mesa, CA 92626, (fax: 714-755-8290), Attention: William J. Cernius, Esq. (william.cernius@lw.com). Notwithstanding the foregoing, Transaction Proposals shall be delivered by the Company to the Agents by telephone or email to (i) Wells Fargo Securities, LLC, 500 West 33rd Street, New York, New York 10001, Attention: Equity Syndicate Department (fax: (212) 214-5918); (ii) J.P. Morgan Securities LLC, 383 Madison Avenue, 6th Floor, New York, New York 10179 (fax: 212-622-8783), Attention: Sanjeet Dewal; Email: sanjeet.s.dewal@jpmorgan.com; (iii) Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010-3649 (telephone: 212-325-8766), Attention: Equity Capital Markets Desk; ~~(iii)~~(iv) Citizens JMP Securities, LLC, 600 Montgomery Street, Suite 1100, San Francisco, CA 94111 (telephone: 415-835-8985; email: syndicate@jmpsecurities.com), Attention: Equity Syndicate Department; ~~(iv)~~(v) Nomura Securities International, Inc., Worldwide Plaza, 309 West 49th Street New York, New York 10019, Attention: Equity Capital Markets, Americas, email: atmexecution@nomura.com, fax: 646-587-9562 with a copy to the Head of IBD Legal, fax: 646-587-9548; and ~~(v)~~(vi) Mischler Financial Group, Inc., 1111 Bayside Drive, Suite 100, Corona del Mar, CA 92625, Attention: Capital Markets Office, email: jmaher@gtsmischler.com, fax: (203) 276-6686 with a copy to Rob Karr and Doyle L. Holmes, fax: (203) 276-6686 / (949) 720-0640; and Transaction Acceptances shall be delivered by the Agents to the Company by email to Brooke Carillo (email: Brooke.Carillo@redwoodtrust.com).
SECTION 3. No Further Amendment. The Agreement, as amended by this Amendment, is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Agreement or any of the documents referred to therein.
SECTION 4. Governing Law. This Amendment and any claim, counterclaim, controversy or dispute of any kind or nature whatsoever arising out of or in any way relating to this Amendment, directly or indirectly, shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 5. Counterparts. This Amendment may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.
SECTION 6. Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Amendment.

If the foregoing correctly sets forth the understanding between the Company and each of the Agents, please so indicate in the space provided below for that purpose, whereupon this Amendment and your acceptance shall constitute a binding agreement among the Company and each of the Agents.
Very truly yours,
REDWOOD TRUST, INC.
By:    _/s/ Brooke E. Carillo_______________
Name:    Brooke E. Carillo
Title:    Chief Financial Officer

[Signature Page to Amendment No. 1 to the Distribution Agreement]

Accepted and agreed as of the date first above written:
WELLS FARGO SECURITIES, LLC
By:    _/s/ Michael Sartorius ________
Name:    Michael Sartorius
Title:    Director
J.P. MORGAN SECURITIES LLC
By:    _/s/ Brett Chalmers___ ________
Name:    Brett Chalmers
Title:    Executive Director
CREDIT SUISSE SECURITIES (USA) LLC
By:    _/s/ George Matzusara________
Name:    George Matsuzara
Title:    Managing Director
CITIZENS JMP SECURITIES, LLC
By:    _/s/ Jorge Solares-Parkhurst ________
Name:    Jorge Solares-Parkhurst
Title:    Managing Director
NOMURA SECURITIES INTERNATIONAL, INC.
By:    _/s/ Jason Eisenhauer ________
Name:    Jason Eisenhauer
Title:    Managing Director
MISCHLER FINANCIAL GROUP, INC.
By:    _/s/ Doyle L. Holmes ________
Name:    Doyle L. Holmes
Title:    President
[Signature Page to Amendment No. 1 to the Distribution Agreement]